RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Corey A. Colehour Name: Corey A. Colehour Title: Trustee Date: 1-29-14

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kenneth Dalton Name: J. Kenneth Dalton Title: Trustee Date: 5 Feb 2014

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John O. Demaret Name: John O. Demaret Title: Trustee Date: January 29, 2014

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Werner Keller Name: Werner E. Keller Title: Trustee Date: February 26, 2014

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Patrick McCarville Name: Patrick T. McCarville Title: Trustee Date: January 29, 2014

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas F. Lydon, Jr. Name: Thomas F. Lydon, Jr. Title: Trustee Date:

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Roger Somers Name: Roger Somers Title: Trustee Date: January 29, 2014

RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

RYDEX VARIABLE TRUST

RYDEX ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and president of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos, Amy Lee and Elisabeth Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Donald Cacciapaglia Name: Donald Cacciapaglia Title: Trustee and President Date: January 29, 2014